INSTRUMENT OF AMENDMENT TO THE
MDU RESOURCES GROUP, INC.
401(k) RETIREMENT PLAN

The MDU Resources Group, Inc. 401(k) Retirement Plan (as amended and restated January 1, 2017) (the “K‑Plan”), is hereby amended effective January 1, 2019, as follows:

1.
By replacing the table in Section D-1-2 Eligibility to Share in the Profit Sharing Feature of Supplement D-1, Provisions Relating to the Profit Sharing Feature for Certain Participating Affiliates, in its entirety, with the following:

Participating Affiliate	Current Effective Date (Original Effective Date)[2]
Ames Sand & Gravel, Inc.	January 1, 2016 (July 16, 2007)
Anchorage Sand & Gravel Company, Inc. (excluding President)	January 1, 1999
Baldwin Contracting Company, Inc.	January 1, 1999
Capital Electric Line Builders, Inc.[7]	January 1, 2014
Cascade Natural Gas Corporation[1]	January 1, 2017 (July 2, 2007)
Concrete, Inc.	January 1, 2001
Connolly-Pacific Co.	January 1, 2007
DSS Company	January 1, 2004 (July 8, 1999)
E.S.I., Inc.	January 1, 2008 (January 1, 2003)
Fairbanks Materials, Inc.	May 1, 2008
Granite City Ready Mix, Inc.	June 1, 2002
Great Plains Natural Gas Co.[1]	January 1, 2017 (January 1, 2008)

Participating Affiliate	Current Effective Date (Original Effective Date)[2]
Hawaiian Cement (non-union employees hired after December 31, 2005)	January 1, 2009
Intermountain Gas Company[1]	January 1, 2017 (January 1, 2011)
JTL Group, Inc.5/6	January 1, 2015 (January 1, 2014)
Jebro Incorporated	November 1, 2005
Kent’s Oil Service[4]	January 1, 2007
Knife River – North Dakota Division, a Division of Knife River Corporation – North Central	January 1, 2016 (January 1, 2007)
Knife River Corporation – Mountain West	May 1, 2018 (January 1, 2015)
Knife River Corporation – North Central	January 1, 2016 (January 1, 2007)
Knife River Corporation – Northwest	January 1, 2019 (January 1, 2012)
Knife River Corporation - South	January 1, 2008 (January 1, 2007)
Knife River Midwest, LLC	January 1, 2016 (April 1, 2004)
LTM, Incorporated	January 1, 2003
MDU Resources Group, Inc.[1]	January 1, 2017
Montana-Dakota Utilities Co. (non-union employees)[1]	January 1, 2017 (January 1, 2008)
Montana-Dakota Utilities Co. (union employees)	January 1, 2008
Northstar Materials, Inc.	January 1, 2016 (January 1, 2003)

Participating Affiliate	Current Effective Date (Original Effective Date)[2]

OEG, Inc.[3]	March 7, 2011
Rail to Road, Inc.	January 1, 2019
Sweetman Const. Co. (including subsidiaries)	January 1, 2019
Wagner Smith Equipment Co.	January 1, 2008 (July 1, 2000)
WBI Energy, Inc.[1]	January 1, 2017 (May 1, 2012)
WBI Energy Midstream, LLC[1]	January 1, 2017 (January 1, 2001)
WBI Energy Transmission, Inc.[1]	January 1, 2017 (January 1, 2009)
WHC, Ltd.	September 1, 2001

1/Eligible employees only include those in salary grade levels 29-38.

2/In the event a Participating Affiliate adopts a Profit Sharing Feature on a date other than January 1, effective as of the date of participation in the Plan, the amount of any such contribution allocated to a Supplement D‑1 Participant shall be based upon Compensation, received while in the employ of the Participating Affiliate after the date of acquisition by the Company or any Affiliate.
3/Requirement to be an Active Employee on the last day of the Plan Year does not apply.
4/The following participant of Kent’s Oil Service is granted vesting service for prior years of service with Spirit Road Oils: Jose Padilla.
5/Eligible JTL Casper hourly employees (both union and nonunion), including those employees who participate in the Operating Engineers Local No. 800 & The Wyoming Contractors’ Association, Inc. Pension Trust Fund for Wyoming (JTL MEP employees.)
6/Eligible salaried employees of JTL hired after December 31, 2014 or any other JTL employee who transfers to a salaried position after December 31, 2014.
7/Eligible employees participating in a management incentive compensation plan are not eligible for a Profit Sharing Contribution.

IN WITNESS WHEREOF, MDU Resources Group, Inc., as Sponsoring Employer of the K-Plan, has caused this amendment to be duly executed by a member of the MDU Resources Group, Inc. Employee Benefits Committee on this 22 day of March, 2019.

MDU RESOURCES GROUP, INC.
EMPLOYEE BENEFITS COMMITTEE

By: /s/ Anne M. Jones
Anne M. Jones, Vice Chairman – Secretary

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